CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME Parenthetical - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Other comprehensive income (loss), net of tax
Unrealized gains (losses) on derivatives, tax	$ (4,401)	$ 3,039
Realized (gains) losses on derivatives in net income, tax	(3,365)	1,276
Change in pension and postretirement benefit plan liability, tax	(1,360)	(1,035)
Other comprehensive income (loss) on investments in unconsolidated affiliates, tax	$ (58)	$ 884